Cost of sales, exclusive of depreciation and amortization	6 Months Ended
Dec. 31, 2024
Cost of sales, exclusive of depreciation and amortization.
Cost of sales, exclusive of depreciation and amortization

9.Cost of sales, exclusive of depreciation and amortization

The following table provides Mytheresa Group’s inventory write-downs classified as Cost of sales, exclusive of depreciation and amortization:

	Three Months Ended December 31,		Six Months Ended December 31,
(in € thousands)	2023	2024	2023	2024
Inventory write-downs	(716)	(1,751)	(4,542)	(5,335)

Inventory is written down when its net realizable value is below its carrying amount. Mytheresa Group estimates net realizable value as the amount at which inventories are expected to be sold, taking into consideration fluctuations in selling prices due to seasonality, less estimated costs necessary to complete the sale.